MORGAN
                                 FUNSHARES, INC

                                 ANNUAL REPORT
                                      1999






To Our Shareholders:

     The underlying philosophy of Morgan FunShares is to purchase shares in companies whose principal business or service is habit forming. Although FunShares started with investments in tobacco companies, and we still hold most of these investments, we have not made purchases in tobacco or liquor companies in recent years. These original investments in tobacco companies were made when our name was still "Sin Shares". Additionally, we want to invest in these companies for the long term. Last year was a difficult year for most investors if, like Morgan FunShares, you were not invested in technology companies. In spite of the market conditions that were not kind to consumer companies, the Morgan FunShares' annualized return is still 14.06% per year since inception.

     As we begin the new millennium, we have decided to make a few minor changes in the portfolio to better position the fund as we move forward. We will remain true to the fund's objectives and will continue to follow Warren Buffett's approach of buying low and holding for the long term.

     Morgan FunShares is a small fund and we would be glad to hear from any of our shareholders. We would also be interested in your suggestion for future FunShares investments.


Regards



Burton D. Morgan

                                                         SCHEDULE OF INVESTMENTS
                                                                DECEMBER 31,1999


Shares/Units                            Current Value               % of Assets

Beverage Alcoholic
      6,000 Anheuser Busch                 425,250
     10,000 Seagrams                       449,375
                                          ---------
                                           874,625                     10.1%

Beverage Non-Alcoholic
      8,000 Coca Cola                      466,000
     10,000 PepsiCo                        352,500
                                          ---------
                                           818,500                      9.5%
Consumer Products - Retail
      4,000 Eastman Kodak                  265,000
      3,000 Fortune Brands                  99,188
                                          ---------
                                           364,188                      4.2%
Consumer Products - Paper
      8,000 Kimberly Clark                 522,000                      6.0%

Consumer Products - Food
        480 EarthGrains                      7,740
       6400 McDonalds                      258,000
      6,000 RJR Nabisco                     63,750
      1,000 Tricon Global Restaurants*      38,625
      5,000 Wrigley Co.                    414,688
                                          --------
                                           782,803                      9.1%
Drugs & Toiletries
     10,000 Carter Wallace                 179,375                      2.1%

Entertainment
     10,344 AMC Entertainment*              89,217
      5,000 Harrah's Entertainment*        132,188
     20,000 Time Warner                  1,448,750
      9,000 Walt Disney                    263,250
                                         ----------
                                         1,933,405                     22.4%
Gaming
     11,000 Mandalay Resort Group*         221,375
     10,000 International Game Tech        203,125
                                         ----------
                                           424,500                      4.9%
Healthcare Products
     12,000 Bristol Myers Squibb           770,250
      8,000 Gillette Co.                   329,500
     12,000 Johnson & Johnson            1,117,500
                                         ----------
                                         2,217,250                     25.6%
Tobacco
      3,000 Gallaher Group PLC              46,123
     15,000 Phillip Morris                 347,813
      2,000 RJR Reynold Tobacco             35,250
        400 Schweitzer-Mauduit               5,375
                                         ----------
                                           434,561                      5.0%

            Total of Securities**       $8,551,207                     98.9%

     156,216 Firstar Treasury
     Fund  4.51%                           156,216                      1.8%

          Total Investments
            (cost $3,790,429)           $8,707,423                    100.7%
          Other Assets Less
            Liabilities                    (58,966)                    (0.7)%
          Net Assets Equivalent to
            $7.35 per share on 1,175,990
            shares of capital stock
            outstanding                 $8,648,457                    100.0%

               *   Non Income Producing
               ** Identified cost equals tax basis of securites

                                               STATEMENT OF ASSETS & LIABILITIES
                                                               DECEMBER 31, 1999



Assets:
  Investment Securities at Market Value
     (Identified Cost - $3,790,429)                                $8,707,423
  Cash                                                                    100
  Receivables:
   Dividends and Interest                                              15,201
                                                                    ----------
       Total Assets                                                 8,722,724
Liabilities
  Payables:
    Accrued expenses                                                   74,267
                                                                    ----------
        Total Liabilities                                              74,267
Net Assets                                                          8,648,457
Net Assets Consist of:
  Capital Paid In                                                   3,887,652
  Accumulated Undistributed Realized
    (Loss) on Investments - Net                                     (156,189)
  Unrealized Appreciation in Value of
    Investments Based on Identified Cost - Net                      4,916,994
                                                                   -----------
Net Assets, for 1,175,990 Shares Outstanding                       $8,648,457
Net Asset Value ($8,648,457/1,175,990)                                  $7.35

                                                         STATEMENT OF OPERATIONS
                                                               DECEMBER 31, 1999

Investment Income:
  Dividends                                                           129,235
  Interest                                                              3,886
                                                                     ---------
      Total  Investment Income                                        133,121
Expenses
  Management Fees (Note 2)                                             90,604
  Accounting and Pricing                                               40,079
  Legal                                                                15,723
  Audit                                                                 9,600
  Printing & Other Miscellaneous                                       11,456
  Custody/Transfer Agent                                                6,770
  Registration Expense                                                  4,000
  Trustee Fees (Note 3)                                                 1,200
                                                                     ---------
      Total Expenses                                                  179,432

Net Investment Income (Loss)                                          (46,311)

Realized Gain (Loss) on Investments                                         0
Unrealized Appreciation (Depreciation) on Investments                (376,988)
                                                                     ---------
Net Realized and Unrealized Gain (Loss) on Investments               (376,988)


Net Increase (Decrease) in Net Assets from Operations               $(423,299)

    The Accompanying Notes are an Integral Part of the Financial Statements.

                                              STATEMENT OF CHANGES IN NET ASSETS
                                                               DECEMBER 31, 1999


                                                       01/01/99       01/01/99
                                                          to             to
                                                       12/31/99       12/31/99
From Operations:
     Net Investment Income/Loss                        (46,311)       (35,096)
     Net Realized Gain/(Loss)
       on Investments                                        0              0
     Net Unrealized Appreciation
       (Depreciation)                                 (376,988)     1,473,215
     Increase (Decrease) in Net                        --------       --------
       Assets from Operations                         (423,299)     1,438,119
From Distributions to Shareholders
     Net Investment Income                                   0              0
     Net Realized Gain (Loss) from
       Security Transactions                                 0              0
     Net  Increase (Decrease) from                     --------       --------
       Distributions                                         0              0
From Capital Share Transactions:
     Proceeds From Sale of  Shares                           0              0
     Cost of Shares Retired                                  0              0
                                                       --------       --------
                                                             0              0
Net Increase (decrease) in Net Assets                $(423,299)    $1,438,119
Net Assets at Beginning of Period                   $9,071,756     $7,633,637
Net Assets at End of Period (including
  accumulated undistributed net investment
  income of $0)                                     $8,648,457     $9,071,756

                                                            FINANCIAL HIGHLIGHTS


Selected data for a share of common stock outstanding throughout the period:

                             01/01/99  01/01/98  01/01/97*  01/01/96*  01/01/95*
                                to        to        to         to         to
                             12/31/99  12/31/99  12/31/99   12/31/99   12/31/99

Net Asset Value Beginning
  of Period                    $7.71     $6.49     $5.37      $4.67      $3.66
Net Investment Income
  (loss)                       (0.04)    (0.03)     0.04      (0.04)      0.03
Net Gains or Losses on
  Securities (realized and
  unrealized)                  (0.32)     1.25      1.12       0.74       1.01

Total from Investment          ------    ------    ------     ------     ------
  Operations                   (0.36)     1.22      1.16       0.70       1.04
Dividends
   (from net investment income) 0.00      0.00     (0.04)      0.00      (0.03)
Distributions (from
  capital gains)                0.00      0.00      0.00       0.00       0.00
Return of Capital               0.00      0.00      0.00       0.00       0.00
                               ------    ------    ------     ------     ------
     Total Distributions        0.00      0.00     (0.04)      0.00      (0.03)
Net Asset Value -
     End of Period             $7.35     $7.71     $6.49      $5.37      $4.67
Total Return                   (4.67)%   18.80%    21.61%     15.01%     28.29%
Ratios/Supplemental Data
Net Assets -
  End of Period (Thousands)   8,648     9,072     7,634      6,310      5,486
Ratio of Expenses to
  Average Net Assets
  (before reimbursements)       1.98      2.43      1.99       2.80       2.04
Ratio of Expenses to
  Average Net Assets
  (after reimbursements)        1.98      2.00      1.31       2.80       2.04
Ratio of Net Income to
  Average Net Assets
  (before reimbursements)       (.51)    (0.86)    (0.11)     (0.71)      0.59
Ratio of Net Income to
  Average Net Assets
  (after reimbursements)        (.51)    (0.43)     0.58      (0.71)      0.59
Portfolio Turnover Rate            0%        0%        0%         0%         2%
*Adjusted for a 2 for 1 stock split in 1998


    The Accompanying Notes are an Integral part of the Financial Statements.

                                                   NOTES TO FINANCIAL STATEMENTS
                                                               DECEMBER 31, 1999


1.   Significant Accounting Policies

     Morgan FunShares, Inc., (The Fund), a non-diversified, closed-end management investment company that seeks appreciation of capital, primarily through investments in equity securities of companies that derive 50% or more of their revenues from the sale of consumer non-durable products and entertainment. The Fund was incorporated under the laws of the State of Ohio, registered under The Investment Company Act of 1940, as amended for years ending after December 31, 1993. Significant accounting policies of the Fund are presented below:

     Securities Valuation:

     The investments in securities are carried at market value. The market quotation used for common stocks, including those listed on the NASDAQ National Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day or at fair value. Short-term investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available will be valued at fair value as determined in good faith pursuant to procedures established by the Board of Directors.

     Security Transaction Timing:

     Security transactions are recorded on the dates transactions are entered into (the trade dates). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded as earned. The Fund uses the identified cost basis in computing gain or loss on sale of investment securities. Discounts and premiums on securities purchased are amortized over the life of the respective securities.

     Income Taxes:

     It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service. This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund's policy to distribute annually, after the end of the calendar year, any remaining net investment income and net realized capital gains.

     Identified cost equals tax basis of securities. The Fund has loss carryover's of $156,189 that expire as follows: $16,097 in 2002, $26,492 in 2003, and $113,600 in 2005.
     Estimates:

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     2.   Investment Advisory Agreement

     The Fund has entered into an investment advisory agreement with Burton D. Morgan. The Investment Advisor receives from the Fund as compensation for his services to the Fund an annual fee of 1% of the average value of the Fund's net assets up to $150,000,000 and 0.75% of the average value of the Fund's net assets in excess of $150,000,000. The advisor will reimburse the fund for any management fees which cause the total expenses to exceed 2% of average net assets. The Advisor was paid $90,604 during the year ending December 31, 1999 net of reimbursements.

     3.   Related Party Transactions

     Certain officers and/or directors of the Fund are officers and/or directors of Maxus Investment Group. Maxus Investment Group owns 49% of Mutual Shareholder Services, which provides accounting services to the Fund. Each director who is not an "affiliated person" receives an attendance fee of $100 per meeting.

     Maxus Securities is a registered broker dealer. Certain officers and/or directors of the Fund are officers and/or directors of the broker dealer. Maxus Securities effected substantially all of the investment portfolio transactions for the Fund. For this service Maxus Securities received commissions of $0 for the year ending December 31, 1999.

     4.   Capital Stock and Distribution

     At December 31, 1999, 2,500,000 shares of capital stock without par value were authorized, and paid-in capital amounted to $3,887,882. Transactions in common stock were as follows:



           Shares sold                                                 0

           Shares retired                                              0
                                                               ----------
           Net Increase                                                0

           Shares Outstanding:

               Beginning of Period                             1,175,910
                                                               ----------
               End of Period                                   1,175,910

     Distributions to shareholders are recorded on the ex-dividend date. Payments due to permanent differences have been charged to paid in capital. Payments due to temporary differences have been charged to distributions in excess of net investment income or realized gains.

     5. Purchases and Sales of Securities

     During the year ending December 31, 1999, purchases and sales of investment
     securities   other  than  U.S.   Government   obligations   and  short-term
     investments aggregated $0 and $0 respectively.

     6. Ownership-Control

     Approximately 65% of the Fund's outstanding shares are owned by Burton D. Morgan and his family. Burton D. Morgan is a Director of the Fund and the Fund's investment advisor. Burton D. Morgan may be deemed to be a controlling person.

     7.   Security Transactions

     For Federal income tax purposes, the cost of investments owned at December 31, 1999 was the same as identified cost.

     At December 31, 1999, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:


        Appreciation    (Depreciation)    Net Appreciation (Depreciation)
        ------------     ------------     ------------------------------
           5,200,156       (283,162)                4,916,994

     8.  Reclassification  In accordance  with AICPA Statement of Position 93-2,

     the components of the net assets of the Morgan Funshares have been reclassified to the extent that the net investment loss of ($46,311) sustained during the year ending December 31, 1999 and a net realized loss of $230, which represents a permanent difference for income tax purposes, have been reclassified as a decrease in the net paid-in-capital.

                  INDEPENDENT AUDITOR'S REPORT


To The Shareholders and
Board of Directors
Morgan FunShares, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan FunShares, Inc., including the schedule of portfolio investments, as of December 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the periods then ended, and financial highlights for each of the five years in the periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan FunShares, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the periods then ended, in conformity with generally accepted accounting principles.




McCurdy & Associates CPA's, Inc.
Westlake, Ohio  44145
January 20, 2000

                             Morgan FunShares, Inc.
                   28601 Chagrin Blvd., Cleveland, Ohio 44122
                                 (216)292-3434

                               Investment Advisor
                              --------------------
                                Burton D. Morgan
                            10 West Streetsboro St.
                               Hudson, Ohio 44236

                               Board of Directors
                              --------------------
                                  Keith Brown
                               William K. Cordier
                               J. Martin Erbaugh
                               James M. Hojnacki
                                Burton D. Morgan
                                Robert F. Pincus

                                    Officers
                                   ----------
                           Burton D. Morgan, Cairman
                          Robert F. Pincus, President
                        james C Onorato, Vice-President
                        Catherine Kantorowski, Secretary

                                   Custodian
                                  -----------
                                Star Bank, N.A.
                                 425 Walnut St.
                                 P.O. Box 1118
                          Cincinnati, Ohio 45201-1118

                                 Legal Counsel
                                ---------------
                       Buckingham, Doolittle & Burroughs
                        One Cleveland Center, Suite 1700
                              1375 East Ninth St.
                           Cleveland, Ohio 44114-1724

                                    Auditor
                                   ---------
                        McCurdy & Associates CPA's Inc.
                               27955 Clemens Rd.
                              Westlake, Ohio 44145